UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): July 25, 2007

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On July 25, 2007, Cell Therapeutics, Inc. (the “Corporation”) entered into a letter agreement with Rodman & Renshaw, LLC, as placement agent (the “Engagement Letter”), relating to the proposed offering of shares of the Corporation’s Series C 3% Convertible Preferred Stock and warrants to purchase shares of the Corporation’s common stock to investors. A copy of the Engagement Letter is attached hereto as Exhibit 1.1.

In addition, the Corporation entered into a Securities Purchase Agreement, dated as of July 25, 2007 (the “Purchase Agreement”) by and among the Corporation and the purchasers introduced to the Corporation by the placement agent signatory thereto (the “Investors”). Pursuant to the Purchase Agreement, the Corporation agreed to issue to the Investors 20,250 shares of its Series C 3% convertible preferred stock, no par value (the “Convertible Preferred Stock”) in a registered offering at an issue price of $1,000 per share and warrants to purchase an additional 2,596,148 shares of the Corporation’s common stock, no par value (the “Common Stock”) at an exercise price of $4.53 per share (the “Warrants” and, together with the Convertible Preferred Stock and the shares of Common Stock issuable upon the conversion or exercise of the Convertible Preferred Stock or the Warrants, the “Securities”). The issuance of the Securities pursuant to the Purchase Agreement is subject to certain closing conditions.

The Warrants will not be exercisable until six months after the date of issuance. The Warrants will terminate on the second anniversary of the date upon which the Warrants become exercisable. The Warrants will be exercisable, at the option of each holder, upon the surrender of the Warrants to us and the payment of the exercise price of the shares of Common Stock being acquired and are governed by the terms of a Common Stock Purchase Warrant, dated as of July 25, 2007, by and between the Corporation and each Investor in the form attached hereto as Exhibit 4.2 (the “Warrant Agreement”).

The Securities are registered under the Securities Act of 1933, as amended, on the Corporation’s previously filed and effective Registration Statement on Form S-3 (File No. 333-143452) (the “Registration Statement”). The Corporation filed a base prospectus and a prospectus supplement relating to the issuance and sale of the Securities with the Securities and Exchange Commission on July 27, 2007.

The descriptions of terms and conditions of the Engagement Letter, Purchase Agreement and Warrant Agreement set forth herein do not purport to be complete and are qualified in their entirety by the full text of the Engagement Letter, which is attached hereto as Exhibit 1.1 and incorporated herein by reference, the Purchase Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference, and the Warrant Agreement, the form of which is attached hereto as Exhibit 4.2 and incorporated by reference herein.

The Corporation knows of no material relationship between the Corporation or its affiliates and the Investors other than in respect of the Purchase Agreement. The corporation knows of no material relationship between the Corporation or its affiliates and the placement agent other than in respect of the Engagement Letter.

Attached as Exhibit 5.1 is the opinion of Heller Ehrman LLP relating to the validity of the issuance and sale of the Convertible Preferred Stock and Warrants and the issuance of the shares of the Common Stock upon conversion or exercise of the Convertible Preferred Stock or Warrants.

Section 3 — Securities and Trading Markets.

Item 3.03.	Material Modification to Rights of Security Holders.

On July 27, 2007, the Company filed Articles of Amendment (the “Articles of Amendment”) to its Articles of Incorporation with the Secretary of State of the State of Washington, establishing its Series C 3% Convertible Preferred Stock (the “Series C Preferred”) in connection with its public offering of the Securities pursuant to the Registration Statement. The terms of the Series C Preferred restrict the payment of dividends on the Common Stock unless the Corporation has paid or set aside the cumulative dividends then owed on the Series C Preferred. In addition, each share of Series C Preferred is entitled to a liquidation preference equal to the stated value of such holder’s shares of Series C Preferred plus any accrued and unpaid dividends and other payments that may be due on the shares before the holders of the Common Stock or any other junior securities of the Corporation receive any payments upon such liquidation, subject to any prior rights of the Series A 3% Convertible Preferred Stock and Series B 3% Convertible Preferred Stock. The terms and conditions of the Series C Preferred are described under the heading “Description of Series C 3% Convertible Preferred Stock” in the prospectus supplement to the prospectus included in the Registration Statement. The foregoing description of the rights, preferences and privileges of the Series C Preferred does not purport to be complete and is qualified in its entirety by the full text of Articles of Amendment, which are attached hereto as Exhibit 3.4 and incorporated by reference herein.

Section 5 — Corporate Governance and Management

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 27, 2007, the Company filed the Articles of Amendment related to the Series C Preferred, a copy of which is filed herewith as Exhibit 3.4 and incorporated herein by reference. The Articles of Amendment, which are effective as of July 27, 2007, establish and designate the Series C Preferred and the rights, preferences and privileges thereof, a description of which may be found under the heading “Description of Series C 3% Convertible Preferred Stock” in the prospectus supplement to the prospectus included in the Registration Statement.

Section 7 — Regulation FD

Item 7.01.	Regulation FD Disclosure.

The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference into those filings of the Corporation that provide for the incorporation of all reports and documents filed by the Corporation under the Exchange Act. The information furnished pursuant to this Item 7.01 shall instead be deemed “furnished.”

On July 26, 2007, the Corporation issued a press release announcing the pricing of its public offering of the shares of Convertible Preferred Stock and warrants sold under the Registration Statement. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are attached with this report on Form 8-K:

1.1	Letter Agreement, dated July 25, 2007, by and between the Corporation and Rodman & Renshaw, LLC

3.4	Articles of Amendment to the Amended and Restated Articles of Incorporation of the Corporation

4.1	Form of Series C 3% Convertible Preferred Stock Certificate

4.2	Form of Warrant

5.1	Opinion of Heller Ehrman LLP

10.1	Form of Securities Purchase Agreement

12.1	Statement Regarding Computation of Earnings to Fixed Charges and Preferred Stock Dividends

99.1	Press Release dated July 26, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: July 27, 2007	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit Number
1.1	Letter Agreement, dated July 25, 2007, by and between the Corporation and Rodman & Renshaw, LLC

3.4	Articles of Amendment to the Amended and Restated Articles of Incorporation of the Corporation

4.1	Form of Series C 3% Convertible Preferred Stock Certificate

4.2	Form of Warrant

5.1	Opinion of Heller Ehrman LLP

10.1	Form of Securities Purchase Agreement

12.1	Statement Regarding Computation of Earnings to Fixed Charges and Preferred Stock Dividends

99.1	Press Release dated July 26, 2007